UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2006

Behringer Harvard Opportunity REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-120847	20-1862323
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas
75001

(Address of principal executive offices)

(Zip Code)

(866) 655-1620
(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

Property Acquisition Agreement

On March 9, 2006, Behringer Harvard Opportunity REIT I, Inc. (the “Company”) entered into a Property Acquisition Agreement with Behringer Harvard Opportunity Advisors LP, a Texas limited partnership (“Behringer Harvard Opportunity Advisors I”), Behringer Harvard Strategic Opportunity Fund II LP, a Texas limited partnership (“Behringer Harvard Strategic Fund II”) and Behringer Harvard Strategic Advisors II LP, a Texas limited partnership (“Behringer Harvard Strategic Advisors II”). The property acquisition agreement grants the Company an exclusive right of first refusal to acquire each and every Investment Asset, as defined in the agreement by Behringer Harvard Opportunity Advisors and Behringer Harvard Strategic Advisors. An Investment Asset is defined as real estate or real estate related assets or other investment opportunities that are potentially suitable for both the Company and Behringer Harvard Strategic Fund II, and for which both the Company and Behringer Harvard Strategic Fund II have sufficient uninvested funds.

Behringer Harvard Opportunity Advisors I and Behringer Harvard Strategic Advisors II are owned by Behringer Harvard Holdings, LLC, which is the sponsor of the Company and Behringer Harvard Strategic Fund II.

The Property Acquisition Agreement is attached to this Form 8-K as Exhibit 10.1 and is incorporated into this filing in its entirety.

Amended and Restated Property Management Agreement

On March 9, 2006, the Company, Behringer Harvard Opportunity OP I, LP, a Texas limited partnership and a wholly-owned subsidiary of the Company, and HPT Management Services LP, a Texas limited partnership (“HPT Management”), entered into an Amended and Restated Property Management and Leasing Agreement (the “Amended Property Management Agreement”). The Amended Property Management Agreement provides that in circumstances where the seller of a property requires the Company to retain a third party property manager, often an affiliate of the seller, as a condition to the sale of such property, the Company will pay HPT Management an oversight fee equal to 1% of the gross revenues generated by that property in addition to any fees paid to the third party property manager. In no event will the Company pay both a property management fee and an oversight fee to HPT Management with respect to any particular property.

The Amended Property Management Agreement is attached to this Form 8-K as Exhibit 10.2 and is incorporated into this filing in its entirety.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

10.1                           Property Acquisition Agreement.

10.2                           Amended and Restated Property Management and Leasing Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

Dated: March 15, 2006	By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate Development & Legal and Secretary